Exhibit 10.7

                               ACCOUNTS RECEIVABLE
                             INTERCREDITOR AGREEMENT


         THIS ACCOUNTS RECEIVABLE INTERCREDITOR AGREEMENT is made as of this 22nd day of April, 1999, by and between HCFP FUNDING, INC., a Delaware corporation, having an office at 2 Wisconsin Circle, 4th Floor, Chevy Chase, Maryland 20815 (the "Credit Lender"); and MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation, having an office at 197 First Avenue, Needham Heights, Massachusetts 02494 ("MMI").

         WHEREAS, Balanced Care Corporation ("Parent"), the following subsidiaries of the Parent: BCC at Hermitage Park Care Center, Inc., BCC at Lebanon Care Center, Inc., BCC at Lebanon Park Manor, Inc., BCC at Mt. Vernon Park Care Center, Inc., BCC at Mount Vernon Park Care Center West, Inc., BCC at Nevada Park Care Center, Inc., BCC at Nixa Park Center, Inc., BCC at Republic Park Center, Inc., BCC at Springfield Care Center, Inc., all of which are Delaware corporations, and Dixon Management, Inc., a Missouri corporation (collectively, the "A/R Subs"); and certain other affiliated entities of the Parent (all of the foregoing are referred to herein, collectively, as the "Borrower") are parties to a loan and security agreement with the Credit Lender dated as of April 22nd, 1999 (together with any and all other documents securing, evidencing or otherwise given in connection with the loan and security agreement or the loans thereunder are hereinafter collectively referred to as, the "Credit Agreement"); and

         WHEREAS, MMI acknowledges having been informed by the Credit Lender that as collateral for the loans made pursuant to the Credit Agreement, the Credit Lender has been granted, inter alia, a security interest in certain assets of the A/R Subs as described on Exhibit A attached hereto (the "Credit Lender Collateral"); and

         WHEREAS, certain of the entities constituting the Borrower have entered into a $3,115,000 mortgage loan transaction with MMI (the "BCC Loan") and certain other entities constituting the Borrower are lessees under certain leases in connection with a $41,385,000 loan from MMI to Hawthorne Health Properties, Inc. (the "Hawthorne Loan") (together the BCC Loan and Hawthorne Loan shall be hereinafter referred to as the "Loan"), which Loan is secured, in part, by mortgage and security agreements and/or assignments of leases and rents affecting the skilled nursing facilities more particularly described in Exhibit B attached hereto (collectively the "Facility") and by a security interest covering the Credit Lender Collateral. All documents evidencing, securing or otherwise given in connection with the Loan are hereinafter collectively referred to as the "MMI Loan Documents" and all collateral thereunder shall be collectively referred to as the "MMI Collateral" (which includes, without limitation, the Credit Lender Collateral).

        NOW, THEREFORE, for consideration paid, receipt of which is hereby acknowledged, the parties hereto hereby act and agree as follows:

           1. Consent. Notwithstanding anything to the contrary set forth in the MMI Loan Documents, MMI hereby consents to the execution and delivery by Borrower of the Credit Agreement and the granting by the A/R Subs to the Credit Lender of security interests in the Credit Lender Collateral.

           2. Notices. The Credit Lender agrees to give MMI a copy of any notice of default and/or any other notice pertaining to any exercise of any right and/or remedy under the Credit Agreement that the Credit Lender gives to the Borrower pursuant to the Credit Agreement, simultaneously with the giving of such notice to the Borrower. MMI agrees to give the Credit Lender a copy of any notice of default and/or any other notice pertaining to any exercise of any right and/or remedy under the MMI Loan Documents that MMI gives to the Borrower pursuant to the Borrower/MMI Documents, simultaneously with the giving of such notice to the Borrower.

           3. Priorities with Respect to the Collateral.

                  a) Notwithstanding anything to the contrary that may be set forth in any of the MMI Loan Documents, MMI acknowledges and agrees that, as between MMI and the Credit Lender, except as provided in paragraph 3(d) below, the Credit Lender's security interest in that portion of the Credit Lender Collateral that constitutes Accounts (as hereinafter defined) shall be treated as prior to MMI's security interest in such Accounts.

                  b) The Credit Lender acknowledges having been informed by MMI that, as additional security for the obligations of the Borrower under the MMI


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                           Loan Documents, as part of the MMI Collateral, (i)
                           the A/R Subs have each granted MMI a collateral assignment of, and perfected security interest in, all licenses, approvals, qualifications, variances, permissive uses, certificates of need, franchises, accreditation's, certificates, certifications, consents, permits and other authorizations (collectively, the "Permits") and agreements and patient admission agreements, contracts, contract rights, warranties and representations and franchises (collectively, the "Contracts") benefiting, relating to or affecting the Facility and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in conjunction with the Facility and all renewals and replacements and substitutions therefor, now or hereafter issued by or entered into with any governmental authority or maintained or used by the A/R Subs or entered into by the A/R Subs with any third party, including, without limitation, patient contracts and governmental reimbursement contracts associated with the Facility which generates Accounts and (ii) each of the A/R Subs has granted MMI a perfected security interest in all books, records, ledgers, print-outs, papers, data, file materials and information relating to the Facility, any account debtors in respect thereof and/or to the operation of each of the A/R Subs' businesses, and all rights of access to such books, records, ledgers, print-outs, papers, file materials and information, and all property in which such books, records, ledgers, print-outs, data, file materials and information are stored, recorded, and maintained (collectively, the "Books and Records"). Notwithstanding anything to the contrary set forth in the Credit Agreement, the Credit Lender further acknowledges and agrees that, as between the Credit Lender and MMI, MMI's said security interest in the Permits, the Contracts and the Books and Records, as well as MMI's security interest in all other items of the Credit Lender Collateral (other than, as provided in paragraphs 3(a) and 3(d), in Accounts accruing prior to the "Trigger Event", as


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                           hereinafter defined) shall be treated as prior to the
                           Credit Lender's security interest in the Permits, the Contracts, the Books and Records and the other items of the Credit Lender Collateral (other than Accounts accruing prior to the Trigger Event).

                           As used herein, the term Accounts shall mean (i) accounts (as defined in the Uniform Commercial Code as adopted in Massachusetts) of each of the A/R Subs and (ii) rights to payment for goods sold or leased or services rendered by any of the A/R Subs or any other party, whether or not yet earned by performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness (collectively, the "Receivables"); together with (1) all security pledged, assigned, hypothecated or granted to or held by any of the A/R Subs to secure the foregoing, (2) any property received in payment, settlement or compromise of any account or Receivable, (3) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (4) all rights, remedies and privileges pertaining to any of the foregoing, (5) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, and (6) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto; all whether now existing or hereafter acquired or arising and including all proceeds and products thereof,

                  c) Without representing or implying that the license hereafter referred to is necessary, MMI hereby grants to the Credit Lender a license in the Permits, the Contracts and the Books and Records (the "License Rights"), but only to the extent that (i) MMI is able to do so consistent with applicable law and MMI's contractual obligations (now existing or hereafter entered into) and (ii) the License Rights are necessary for the Credit Lender to sue for and collect all Accounts that accrue prior to the Trigger Event; provided,


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                           however, that the foregoing grant is made without any
                           representation or implication on behalf of MMI that it has the ability to make any such grant in accordance with the terms hereof and without any other representation of any kind or nature whatsoever. In addition, MMI agrees that it will not intentionally use whatever rights it may have in the Permits, the Contracts and the Books and Records for the purpose of hindering the Credit Lender from collecting Accounts that accrued prior to the Trigger Event.

                  d) Notwithstanding any priority that would otherwise apply as a matter of law, after the occurrence of a default or breach of condition continuing beyond all applicable notice and/or grace periods, if any, under any of the MMI Loan Documents (i) three (3) Business Days after written notice (the "Trigger Notice") from MMI to the Credit Lender of the commencement by MMI of any action to exercise any of its rights and/or remedies under any of the MMI Loan Documents including, without limitation, the taking of any steps to accelerate or to demand full payment under the MMI Loan Documents or to realize on its collateral thereunder (the "Trigger Event"), all Accounts arising and/or accruing from operations at the Facility on or after the Trigger Event (and the proceeds thereof), and the rights to collect and retain the same shall be, as between the Credit Lender and MMI, MMI's as first priority collateral for the obligations of Borrower to MMI and (ii) MMI agrees with the Credit Lender that all uncollected Accounts that accrued prior to the Trigger Event are part of the Accounts in which the Credit Lender has a security interest prior to MMI's and as to which the rights to collect and retain the same shall, as between the Credit Lender and MMI, be the Credit Lender's as collateral for the obligations owed to the Credit Lender under the Credit Agreement.

                  e) MMI hereby grants to the Credit Lender access to the Facility and the Books and Records thereof at reasonable times and after reasonable notice to MMI to the extent such access is necessary for the Credit Lender to pursue its rights in such Accounts accruing prior to the Trigger Event. Such right of access shall be effective from and after the time MMI takes possession of the Facility and the Books and Records thereof.

                  f) It is recognized that individual patients may have unpaid Accounts that accrued both before and after the Trigger Event. MMI and the Credit Lender agree that payments received in these circumstances shall be applied against the oldest Accounts first.

                  g) In the event that the Credit Lender collects any Accounts that accrued on or after the Trigger Event, the Credit Lender shall forward such Accounts to MMI. In the event that MMI collects any Accounts that accrued prior to the Trigger Event, MMI shall forward such Accounts to the Credit Lender.

         4. The Credit Lender's Exercise of Remedies. Notwithstanding anything to the contrary set forth in the Credit Agreement, the Credit Lender agrees that, without the prior written consent of MMI, which consent may be withheld in MMI's sole and absolute discretion, (a) the Credit Lender shall not exercise any of its rights and remedies under the Credit Agreement with respect to the Borrower or the Credit Lender Collateral, other than such rights and remedies as may be necessary to collect the Accounts that accrue prior to the Trigger Event and (b) without limiting the foregoing, the Credit Lender shall not file, cause to be filed or join in the filing of, any petition under the United States Bankruptcy Code, as the same may hereafter be amended and including any successor provision thereto, or any similar petition or pleading under any state law, against the Borrower or seek any relief with respect to the Borrower (including, without limitation, the appointment of a receiver, trustee or other similar official for the Borrower or any of its businesses or assets) under any such law.

         The Credit Lender will not demand or accept as security for the indebtedness evidenced by the Credit Agreement any collateral owned, wholly or in part, by any of the A/R Subs, other than such collateral as is already included within the definition of the Credit Lender Collateral, without the prior written consent of MMI, in each instance, which consent may be withheld in MMI's sole and absolute discretion.


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
         5. Bind and Inure; Construction. This Agreement shall be binding upon and inure only to the benefit of MMI, the Credit Lender and their respective successors and assigns (including, without limitation, any future holder of the lender's interest under the Loan); provided, however, that this Agreement shall be null and void and of no further force or effect upon the payment in full of all obligations under either the Credit Agreement or the MMI Loan Documents. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         6. Notices. All notices and other communications hereunder shall be in writing and mailed (by registered or certified mail, return receipt requested and post prepaid), delivered by a reputable commercial overnight delivery service with provision for a receipt, with delivery charges prepaid, or transmitted by facsimile on a regular business day between the hours of 9:00 a.m. and 5:00 p.m., and shall be effective upon such receipt, or upon attempted delivery if delivery is refused by the addressee, addressed to the respective parties, as follows:

         (a)      if to the Credit Lender:

                  HCFP Funding, Inc.
                  2 Wisconsin Circle
                  Fourth Floor
                  Chevy Chase, Maryland 20815
                  Attention:  Ethan D. Leder, President
                  Telephone:  (301) 961-1640
                  Fax:  (301) 664-9860

         (b)      if to MMI:

                  Meditrust Mortgage Investments, Inc.
                  197 First Avenue
                  Needham Heights, MA  02494
                  Attention:  David Benson, President
                  Telephone: (781) 433-6000
                  Fax: (781) 433-1290

         (c)      with a copy to:

                  Meditrust Mortgage Instruments, Inc.
                  197 First Avenue
                  Needham Heights, MA 02494
                  Attn:  Michael S. Benjamin, General Counsel


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                  Telephone: (781) 433-6000
                  Fax: (781) 433-1224

or to such other address or facsimile telephone number as either party may hereafter designate by written notice given to the other.

         When any notice is to be given under this Agreement simultaneously with notice to another party or simultaneously with the happening of an event, such notice shall be given as simultaneously as is reasonable in the circumstances.

         7. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and nothing contained herein shall confer upon anyone other than the parties hereto and their permitted successors and assigns, any right to insist upon or to enforce the performance or observance of any of the obligations contained herein; provided, however, that notwithstanding the foregoing, it is acknowledged and agreed that the Borrower may rely on the waiver set forth in Paragraph 1.

         8. Entire Agreement; Amendments. This Agreement sets forth the entire agreement of the parties with respect to the Credit Lender Collateral and the MMI Collateral and can be amended, modified, supplemented, extended, terminated, discharged or changed only by an agreement in writing which makes specific reference to this Agreement and which is signed by all parties hereto.

         The Credit Lender shall provide MMI with copies of all amendments to the Credit Agreement and MMI shall provide the Credit Lender with copies of all amendments to any of the MMI Loan Documents.

         9. No Waiver. No waiver of any term, provision or condition of this Agreement in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition of this Agreement. No failure to act shall be construed as a waiver of any term, provision, condition or right granted hereunder.

         Excluding any breach of any covenant set for the herein, no action or inaction with respect to the MMI Collateral; nor any amendment to any of the MMI Loan Documents; nor any exercise or nonexercise of any right, power or remedy under the MMI Loan Documents; nor any waiver, consent, release indulgence,


                                       8
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extension, renewal, modification, delay or other action, inaction or omission in respect of the obligations evidenced by the MMI Loan Documents will in any event give rise to any claim by the Credit Lender against MMI.

         Excluding any breach of any covenant set forth herein, no action or inaction with respect to the Credit Lender Collateral; nor any amendment to the Credit Agreement; nor any exercise or nonexercise of any right, power or remedy under the Credit Agreement; nor any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the obligations evidenced by the Credit Agreement will in any event give rise to any claim by MMI against the Credit Lender.

         The Credit Lender irrevocably waives any right to require marshalling of the assets of the Borrower and agrees that MMI shall have no obligation to seek satisfaction of the Borrower's obligations under the MMI Documents through recourse to collateral, if any, other than the Facility prior to the exercise of MMI's rights with respect to the Facility.

         MMI irrevocably waives any right to require marshalling of the assets of the Borrowers and agrees that the Credit Lender shall have no obligation to seek satisfaction of the indebtedness evidenced by the Credit Agreement through recourse to collateral, if any, other than the Accounts that accrued prior to the Trigger Event prior to the exercise of the Credit Lender's rights with respect to such Accounts.

          10. No Joint Venture. Nothing contained herein shall be construed as forming a joint venture or partnership between the parties hereto with respect to the subject matter hereof.

          11. Further Assurances. Each of the parties hereto agrees to execute and deliver any and all further agreements, documents or instruments necessary to effectuate this Agreement and the transactions referred to herein or contemplated hereby or reasonably requested by the other party to perfect or evidence its rights hereunder.

          12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.


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          13. Captions and Headings. The captions and headings set forth in this
Agreement are included for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of, or the scope or intent of, this Agreement or any part hereof.

          14. Limitation of Liability. All parties dealing with MMI, in any way, shall look only to the assets of MMI for the payment of any sum or the performance of any obligation. Furthermore, in no event shall MMI ever be liable to the Credit Lender or any other party for any indirect or consequential damages incurred by the Credit Lender or such other party, resulting from any cause whatsoever. Notwithstanding the foregoing, the Credit Lender hereby acknowledges and agrees that the Borrower and the Credit Lender shall look only to the assets of MMI for the payment of any sum or performance of any obligation due by or from MMI pursuant to the terms and provisions hereof.

          15. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          To the maximum extent permitted by applicable law, the Credit Lender hereby submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of, or with respect to this Agreement and expressly waive any and all objections they may have as to venue in any of such courts.

          16. Time of the Essence. Time is of the essence of this Agreement.

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         WITNESS the execution hereof under seal as of the day and year first written above.


WITNESS                             HCFP FUNDING, INC.



/s/ Vicki Canales                   By: /s/ Howard Widra
Name: Vicki Canales                 Name:   Howard Widra
                                    Title:  Senior Vice President



WITNESS                             MEDITRUST MORTGAGE
                                    INVESTMENTS, INC.


/s/ Annemarie Wasniewski            By: /s/ Michael F. Bushee
Name: Annemarie Wasniewski          Name:   Michael F. Bushee
                                    Title:  Chief Operating Officer

         The undersigned parties hereby join in the execution of this Accounts Receivable Intercreditor Agreement for the purpose of consenting to and acknowledging the terms and conditions thereof.


WITNESS:                            BALANCED CARE CORPORATION



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Senior Counsel and Vice
                                            President of Legal
                                            Affairs, Assistant
                                            Secretary


WITNESS:                            BCC AT HERMITAGE PARK CARE
                                    CENTER, INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary

WITNESS:                            BCC AT LEBANON CARE CENTER INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary


WITNESS:                            BCC AT LEBANON PARK MANOR, INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary

WITNESS:                            BCC AT MT. VERNON PARK CARE
                                    CENTER, INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary


WITNESS:                            BCC AT MT. VERNON PARK CARE
                                    CENTER WEST, INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary


WITNESS:                            BCC AT NEVADA PARK CARE CENTER,
                                    CENTER, INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary


WITNESS:                            BCC AT NIXA PARK CENTER INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary

WITNESS:                            BCC AT REPUBLIC PARK CENTER INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary


WITNESS:                            BCC AT SPRINGFIELD CARE CENTER INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary


WITNESS:                            DIXON MANAGEMENT INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary


WITNESS:                            BCC AT DARLINGTON, INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary

WITNESS:                            BALANCED CARE AT EYERS GROVE INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary


WITNESS:                            BALANCED CARE AT BUTLER INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary


WITNESS:                            BALANCED CARE AT SARVER, INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary


WITNESS:                            BALANCED CARE AT NORTH RIDGE, INC.



/s/ Deborah Myers Welsh             By: /s/ Robin L. Barber
                                    Name:   Robin L. Barber
                                    Title:  Vice President and
                                            Secretary

                                    EXHIBIT A

                            CREDIT LENDER COLLATERAL


         Subject in all respects to this Accounts Receivable Intercreditor Agreement between Lender and MMI, the following constitutes the Credit Lender
Collateral:

         (i). All of each of the A/R Subs' now-owned and hereafter acquired or arising accounts, as such term is defined in the UCC, based on or arising in connection with any obligations for the payment of money arising out of the A/R Subs' sale of goods or rendition of services ("Accounts"), and all of such A/R Subs' rights, remedies, security and liens, in, to and in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor (hereinafter defined), and credit and other insurance. As used herein, "Account Debtor" means any person obligated on any Account or any A/R Subs, including without limitation, any Insurer and any Medicaid/Medicare payor.

         (ii). With respect to Accounts only, all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, in transit to, in possession of, or under the control of Credit Lender or a bailee or Affiliate (hereinafter defined) of Credit Lender, from or for such A/R Subs, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of such A/R Subs deposits (general or special), balances, sums and credits with Lender at any time existing. As used herein, "Affiliate" means with respect to a specified person, any person directly or indirectly controlling, controlled by, or under common control with the specified person, including without limitation its stockholders and any affiliates. A person shall be deemed to control a corporation if the person possesses, directly or indirectly, the power to direct or cause the direction of the management and business of the corporation whether through the ownership of voting securities, by contract, or otherwise.

         (iii). All of such A/R Subs' now or hereafter acquired deposit accounts into which Accounts are deposited.


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         (iv). All of such A/R Subs' now owned and hereafter acquired or arising general intangibles with respect to, evidencing or relating to its Accounts, including, but not limited to, all existing and future, choses in action, claims, books, records, ledger cards, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer programs, information, software, records, and data, as the same relates to the Accounts.

         (v). The proceeds (including, with out limitation, insurance proceeds) sale of the foregoing.


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                                    EXHIBIT B

                               LIST OF FACILITIES



BCC AT HERMITAGE PARK CARE CENTER, INC.,
Balance Care, Hermitage
         Highway 54 and 1st Street
         Hermitage, MO 65668

BCC AT LEBANON CARE CENTER, INC.,
Balance Care Lebanon North
         596 Morton Road
         Lebanon, MO 65536

BCC AT LEBANON PARK MANOR, INC.,
Balanced Care, Lebanon South
         514 W. Fremont Road
         Lebanon, MO 65536

BCC AT MT. VERNON PARK CARE CENTER, INC.,
Balanced Care, Springfield West II
         3403 West Mt. Vernon
         Springfield, MO 65802

BCC AT MT. VERNON PARK CARE CENTER WEST, INC.,
Balanced Care, Springfield West I
         3403 West Mt. Vernon
         Springfield, MO 65802

BCC AT NEVADA PARK CARE CENTER, INC.,
Balanced Care, Nevada
         700 East Highland
         Nevada, MO 64772

BCC AT NIXA PARK CENTER, INC.,
Balanced Care, Nixa
         1104 North Main
         Nixa, MO 65714


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BCC AT REPUBLIC PARK CENTER INC.,
Balanced Care, Republic
         901 East Highway 174
         Republic, MO 65738

BCC AT SPRINGFIELD CARE CENTER, INC.,
Balanced Care, Springfield East
         3535 East Cherokee
         Springfield, MO 65459

DIXON MANAGEMENT, INC.,
Balanced Care, Dixon
         301 East 10th Street
         Dixon, MO 65459


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